UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 26, 2010

KNIGHT CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-53344	26-2666503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1175 Osage, #204 Denver, CO 80204
(Address of principal executive offices)

Registrant’s telephone number, including area code:  303-623-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  On November 9, 2010, Knight Capital Corp (the “Registrant”), filed a Current Report on Form 8-K (the “Original Filing”), to report a change of auditor. On January 3, 2011, the Registrant filed an Amendment on Form 8-K/A (the “First Amended Filing”), to amend the Original Filing for the purpose of including disclosure of the fact that, effective as of December 14, 2010, the Public Company Accounting Oversight Board (“PCAOB”), revoked the registration of its former auditor Larry O’Donnell, CPA, P.C. (“O’Donnell”).  The Registrant is filing this Amendment on Form 8-K/A (the “Second Amended Filing”) to amend the First Amended Filing by including the responsive letter from O’Donnell. Except as described above, no other changes have been made to the Original Filing or the First Amended Filing.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

On October 26, 2010, Larry O’Donnell, CPA, P.C. (“O’Donnell”), advised the Registrant that it had resigned as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending May 31, 2011.

On October 19, 2010, prior to the date on which O’Donnell advised the Registrant of its resignation, the Public Company Accounting Oversight Board (“PCAOB”) issued a Final Order revoking O’Donnell’s registration with the PCAOB.  The revocation of O’Donnell’s registration with the PCAOB became effective as of December 14, 2010.

Except as noted in the paragraph immediately below, the reports of O’Donnell for the fiscal years ended May 31, 2010 and May 31, 2009, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The reports of O’Donnell on our financial statements for the fiscal years ended May 31, 2010 and May 31, 2009, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of a loss from operations and the fact that had conducted only limited operations.

During the fiscal years ended May 31, 2010 and 2009, and the subsequent interim period up to and including the date of resignation of O’Donnell, there have been no disagreements with O’Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of O’Donnell would have caused them to make reference thereto in their report on the financial statements for such periods.

On December 29, 2010, the Registrant provided a draft copy of this report on Form 8-K/A to O’Donnell, requesting their comments on the information contained therein.  The responsive letter from O’Donnell will be filed as an exhibit to this current report on Form 8K/A when it is available.

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(b)

On November 9, 2010, the Registrant engaged the firm of Comiskey & Company, P.C., of Denver, Colorado (“Comiskey”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending May 31, 2011.

During the fiscal years ended May 31, 2010 and 2009, and the subsequent interim period prior to the engagement of Comiskey, neither the Registrant nor anyone on its behalf consulted with Comiskey regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event. The decision to engage Comiskey was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to Comiskey prior to its filing, in order to provide Comiskey with the opportunity to review the disclosures provided herein and furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Comiskey does not agree with the statements made by the Registrant.  The Registrant did not receive a responsive letter from Comiskey.

  ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 - Responsive Letter from Larry O’Donnell, CPA, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Knight Capital Corp. (Registrant)

Date: January 11, 2011	/s/ Jay Lutsky, Chief Executive Officer